                   INTERCREDITOR AND SUBORDINATION AGREEMENT

         This Intercreditor and Subordination Agreement (this "Agreement"), is entered into to be effective as of the 8th day of May, 1996, between NATIONSBANK OF TEXAS, N.A., a national banking association, with its principal place of business at 901 Main Street, 11th Floor, Dallas, Texas 75202 ("Senior Lender"), and Glenn D. Bollinger ("Glenn"), Bobby D. Bollinger ("Bobby"), and Dell Bollinger ("Dell") (collectively, the "Junior Lender").

         1. The term "Senior Indebtedness" shall mean all loans, obligations, indebtedness, or other liabilities, now existing or hereafter arising, owing to Senior Lender by Bollinger Industries, L.P., a Texas limited partnership ("Borrower"), including, but not limited to, all Obligations as such term is defined in that certain Loan and Security Agreement dated September 9, 1994, by and between Borrower and Senior Lender (as the same has previously been amended and may hereafter be further amended, the "Loan Agreement"). The Senior Indebtedness is secured in part by that certain Deed of Trust, Assignment, Security Agreement and Financing Statement dated as of May 8, 1996, executed by the Borrower in favor of Michael F. Hord, as trustee for the benefit of the Senior Lender and recorded in the Real Property Records of Dallas County, Texas (the "Senior Deed of Trust"), covering the real property in Dallas County, Texas described on Exhibit A attached hereto and incorporated herein by reference (the "Property").

         2. The term "Junior Indebtedness" shall mean any and all loans, obligations, indebtedness, or other liabilities, now existing or hereafter arising, owing Junior Lender by Borrower, including, but not limited to, amounts owing to Junior Lender pursuant to that certain promissory note dated March, 1993, in the original principal amount of $500,000.00, as modified by that certain Renewal, Extension and Modification Agreement dated as of April 6, 1993, between Bollinger Industries, Inc., a Texas corporation, and Sid Reisman (the "Modification"), and as modified by that certain Assignment, Consent and Amendment of Note and Deed of Trust dated as of October 1, 1993, by and among Sid Reisman, Bollinger Industries, Inc., a Texas corporation, Bollinger Industries, Inc., a Delaware corporation, and Borrower (the "Consent") (the "Junior Lender Promissory Note"), originally made by Bollinger Industries, Inc., a Texas corporation, and payable to the order of Sid Reisman and assigned to Junior Lender pursuant to that certain Assignment of Note and Deed of Trust dated as of December 15, 1993, recorded in Volume 94112, Page 05990 of the Real Property Records of Dallas County, Texas (the "Assignment"), (ii) that certain Deed of Trust dated May 13, 1993, executed by Bollinger Industries, Inc., a Texas corporation for the benefit of Sid Reisman, recorded in Volume 93115, Page 5605, of the Real Property Records of Dallas County, Texas (as amended by the Modification and the Consent, the "Junior Deed of Trust") covering the Property and assigned to Junior Lender pursuant to the Assignment, and (iii) all other documents or instruments executed in connection therewith.

         3.      (a)      The Junior Indebtedness and all liens, security
interests, pledges or other collateral securing repayment of the same, including, without limitation, the liens evidenced by the Junior Deed of Trust, shall be and hereby are subordinate and the payment and enforcement thereof is deferred to any and all rights, claims, demands, indebtedness, actions, and causes of action of any nature whatsoever that Senior Lender may now have or hereafter incur against Borrower in any way arising out of or related to the Senior Indebtedness; and

                 (b) Until the Senior Indebtedness is indefeasibly repaid in full, Junior Lender will not assert, collect, or enforce the Junior Indebtedness, exercise any remedies with respect to the Junior Indebtedness, commence any proceedings to foreclose the Junior Deed of Trust, or in any way, directly or indirectly, receive any payment from the Borrower (whether in cash, property or otherwise) with respect to the Junior Indebtedness except as provided in paragraph 6(f) below; and

                 (c) Junior Lender will pay Senior Lender forthwith, for application upon the amount now or hereafter owing to Senior Lender by Borrower, any amount (whether in cash, property or otherwise) Borrower pays to Junior Lender with respect to the Junior Indebtedness, or which Junior Lender receives from Borrower directly or indirectly in any way arising out of or related to the Junior Indebtedness except as to payments Junior Lender is entitled to receive as provided in paragraph 6(f) below.

         4. If Junior Lender, contrary to this Agreement, should commence or participate in any action or proceeding against Borrower in any way arising out of or related to the Junior Indebtedness, Borrower may interpose as a defense or dilatory plea the making of this Agreement, and Senior Lender may intervene and interpose such defense or plea in Senior Lender's name or in the name of Borrower. Should Junior Lender in any way attempt to enforce payment of the Junior Indebtedness, or any part thereof, Senior Lender, in the name of Borrower, or in Senior Lender's own name, may restrain Junior Lender from so doing.

         5.      (a)      Junior Lender irrevocably authorizes Senior Lender or
any person Senior Lender may designate to collect and receive all amounts payable on the Junior Indebtedness (except payments Junior Lender is entitled to receive under paragraph 6(f) below) and to file and prove claims therefor in the name of Junior Lender or in Senior Lender's own name in bankruptcies, receiverships and other similar proceedings. All such amounts, less Senior Lender's reasonable expenses in connection therewith, shall be applied to the payment of the amounts which Borrower owes Senior Lender, and any excess shall be paid over to Junior Lender.

                 (b) Upon payment in full of all Senior Indebtedness and until the Junior Indebtedness has been paid in full, the Junior Lender shall be subrogated to the rights of the Senior Lender to receive payments and distributions with respect to the Senior Indebtedness to the extent that payments and distributions with respect to the Junior Indebtedness otherwise payable to the Junior Lender have been applied to payment of the Senior Indebtedness in accordance with the provisions of this Agreement. The subordination provisions of this Agreement define the relative rights of the Junior Lender and the Senior Lender and do not and shall not impair the obligation of the Borrower to pay the Junior Indebtedness to the Junior Lender, as and when due and payable, except as provided herein.

         6.      Junior Lender hereby represents and warrants that:

                 (a) The Junior Indebtedness is not and will not be subordinated or assigned (other than to third parties who have agreed to become bound by the terms of this Agreement) except to Senior Lender;

                 (b) Any instruments which at any time evidence the Junior Indebtedness or any part thereof shall state that their payment is subject to the provisions of this Agreement;

                 (c) The Junior Lender and Borrower shall not materially or in any way adverse to Senior Lender modify or amend the Junior Indebtedness Documents without the prior written consent of the Senior Lender; and

                 (d) Borrower shall not, without Senior Lender's prior written consent, give Junior Lender any additional collateral as security for the payment thereof, deliver to Junior Lender any negotiable instruments as evidence of the Junior Indebtedness, or any part thereof, or lend any sums to Junior Lender, or in any way, directly or indirectly, transfer or pay any money to Junior Lender or pay to Junior Lender any sum on account of the Junior Indebtedness, except as otherwise permitted herein.

                 (e) Regardless of the time or order of attachment, or the time, order, or manner of perfection, or the time or order of filing of deeds of trust, financing statements or other documents or instruments, the only lien Junior Lender possesses or shall possess on the assets of Borrower is the lien, pursuant to the Junior Deed of Trust, on the Property, and any buildings or permanent improvements thereon, and such lien is subject, junior, and subordinate to Senior Lender's lien on Borrower's assets including the Property. Junior Lender shall not attempt to avoid any lien securing the Senior Indebtedness of Senior Lender in connection with any bankruptcy proceeding against Borrower. This Agreement will be filed of record in the official real property records of Dallas County, Texas, and if Senior Lender so chooses, a copy may also be filed in the applicable UCC records.

                 (f) The Junior Indebtedness, the Junior Indebtedness Documents, and the liens securing same, will not be enforced against the Property, and, except as hereafter provided in this paragraph, may not be placed in default or foreclosed until the Senior Indebtedness is repaid in full. Unless and until the Senior Indebtedness is repaid in full, Junior Lender shall not, except as hereafter provided in this paragraph, pursue or exercise any right or remedy against Borrower available to it in the event of a default by Borrower on the Junior Indebtedness, including, without limitation, the institution of any legal action or proceeding against Borrower, the foreclosure or attempted foreclosure (judicially or non-judicially) of its junior lien on the Property, or the obtaining of any judgment or order against Borrower to enforce the collection of any Junior Indebtedness. Contrary provisions of this Agreement notwithstanding, and so long as no default (or event which, with the giving of notice or the passage of time, or both, would constitute a default) has occurred and is continuing under the Senior Indebtedness Documents, Junior Lender may receive from Borrower (to the extent permitted under the Loan Agreement) regularly scheduled monthly payments of accrued interest on the Junior Indebtedness Note, unless the making of any such payment would result in the occurrence of a default (or an event which, with the giving of notice or the passage of time, or both, would constitute a default) under the Senior Indebtedness Documents.

         7. In the event that any direct or indirect payment or distribution by Borrower (in cash, property or otherwise) shall be received by Junior Lender in contravention of the provisions of this Subordination Agreement or the Loan Agreement, then such payment or distribution shall be held in trust for the benefit of, and shall promptly be paid over and delivered to Senior Lender. Similarly, if payment to Junior Lender by Borrower would result in an event which in itself or, with notice or passage of time or both would, constitute an Event of Default under the Senior Lender Documents, then Junior Lender may not receive, or retain, any such payment of principal, interest, or otherwise from Borrower.

         8. For the purposes of this Agreement, the Senior Indebtedness shall not be deemed to have been paid in full and no provisions shall be deemed to have been made for such payment, unless Senior Lender shall have received cash equal to the amount of all Senior Indebtedness at the time outstanding and the Senior Lender shall have no further obligation to advance funds to or for the benefit of Borrower. This Agreement shall remain in full force and effect until the Junior Deed of Trust has been terminated and 91 days shall have passed after the payment in full of all Senior Indebtedness or Junior Indebtedness without the filing of any petition in bankruptcy by or against Borrower or the occurrence of any other insolvency, receivership or similar proceeding; or, if any bankruptcy or other such proceeding has been filed by or against Borrower, then this Agreement shall not terminate, and shall remain in full force and effect, until the Junior Deed of Trust has been terminated and any such proceeding shall have been dismissed or a determination shall have been made by the court in such proceeding that Senior Lender is not required to repay any amounts received in payment of the Senior Indebtedness and such dismissal or determination shall have become final and non-reviewable by appeal or otherwise. If Borrower shall become subject to a proceeding under the Bankruptcy Code and Senior Lender shall desire to permit the use of cash collateral or to provide financing to Borrower, under either Section 363 or 364 of the Bankruptcy Code, with or without obtaining a priority lien under Section 364(d), Junior Lender agrees as follows: (i) adequate notice to Junior Lender shall have been received for such financing if Junior Lender receives notice at least five (5) business days prior to the entry of the order approving such financing; and (ii) no objection will be raised by Junior Lender to any such financing on the grounds of failure to provide "adequate protection" of Junior Lender's junior lien position, if any, subject to Senior Lender's senior lien interest, in the Property. For purposes of this paragraph, notice of a proposed financing or use of cash collateral shall be deemed received upon the sending of notice to that effect by overnight delivery service, or hand delivery to Junior Lender at the address indicated in this Agreement.

         9. Senior Lender may grant extensions of the time of payment or performance to, and make compromises and settlements with, Borrower and all other persons, without giving notice to or obtaining the consent of Junior Lender or Borrower, and without affecting the agreements of Junior Lender or Borrower hereunder; and no extension, acceptance, modification, forbearance or release in respect of any Senior Indebtedness, no release, modification, or substitution of any security therefor, and no waiver or release of any right of Senior Lender under the terms of this Agreement shall be or be held to be a release of Junior Lender from any obligations hereunder, notice of any and all of which are hereby waived by Junior Lender. Junior Lender waives notice of acceptance of this Agreement, notice of any default by Borrower, and all other notices to which Junior Lender otherwise might be entitled, except as provided in this Agreement.

         10. Nothing herein contained shall obligate Senior Lender to grant credit to or continue Senior Lender's financing arrangements with Borrower. This Agreement may not be terminated as long as any obligations of Borrower to Senior Lender are outstanding and unpaid or Senior Lender has any obligation to advance funds to or for the benefit of Borrower. This Agreement shall bind and inure to the benefit of the respective heirs, legal representatives, successors and permitted assigns of Junior Lender and Borrower, and to Senior Lender's successors and assigns, as well as any third-party lending institution which refinances Borrower's obligations to Senior Lender.

         11. The priorities between Senior Lender and Junior Lender set forth herein shall govern the ultimate disposition of casualty insurance and condemnation proceeds. Senior Lender shall, subject to Borrower's rights under its agreement with Senior Lender, have the sole and exclusive right, as against Junior Lender, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of Borrower's assets or to negotiate with condemning authorities the settlement of any condemnation proceedings. All proceeds of such insurance shall inure to Senior Lender as named in any applicable loss payable endorsement, and Junior Lender shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds to Senior Lender. All condemnation proceeds shall inure to Senior Lender. After the Senior Indebtedness is paid in full, Junior Lender shall be entitled to and may enforce its rights (if any) relating to the insurance proceeds and condemnation proceeds and Senior Lender will pay over to Junior Lender any sums it had received in excess of the Senior Indebtedness.

         12. The Senior Lender and Junior Lender each agree to execute and deliver to the other such other documents, instruments, agreements, or writings as the Senior Lender or Junior Lender may reasonably request at any time or from time to time in order to effectuate the terms and conditions of this Agreement.

         13. All notices and other communications hereunder shall be given in writing and shall be deemed to have been given (i) if personally delivered or delivered by overnight mail, charges prepaid; or (ii) if sent by certified mail, postage prepaid, 48 hours after depositing same with the U. S. Postal Service; and addressed as follows:



         If to Senior Lender:

                 NationsBank of Texas, N.A.
                 901 Main Street, 11th Floor
                 Dallas, Texas 75202
                 Attn:  Greg Nicholas

         If to Junior Lender:

                 c/o Glenn D. Bollinger
                 222 West Airport Freeway
                 Irving, Texas 75062
                 Attn:  Glenn D. Bollinger


Either party hereto may change its address for notice hereunder by providing ten (10) days' prior written notice to the other party in accordance with the terms hereof.

         14. The above provisions relating to subordination are solely for the purpose of defining the relative rights of Senior Lender as the holder of Senior Indebtedness, on the one hand, and Junior Lender as the holder of Junior Indebtedness, on the other hand, and nothing contained herein shall impair, as between Borrower and Junior Lender, the obligation of Borrower to pay the principal amount of and interest on the Junior Indebtedness.

         15. Junior Lender covenants and agrees for the benefit of Senior Lender and any future holder of the Senior Indebtedness, that the aforesaid subordination provisions constitute a present, continuing, and irrevocable offer and an inducement and consideration to Senior Lender as holder of the Senior Indebtedness. Senior Lender shall be deemed conclusively to have relied upon said subordination provisions in continuing to hold such Senior Indebtedness. This Agreement by Junior Lender is offered to Senior Lender as consideration for the acknowledgment by Senior Lender of the subordinate lien Junior Lender has been granted on the Property and improvements thereon and personally associated therewith (but on no other property of Borrower), which junior lien would otherwise be prohibited by Senior Lender under the terms of its Senior Indebtedness documentation (including the Senior Lender Mortgage) with Borrower.

         16. The provisions of this Agreement are independent of and separable from each other, and no such provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other such provision may be invalid or unenforceable in whole or in part. If any provision of this Agreement is prohibited or unenforceable in any jurisdiction, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable nor render prohibited or unenforceable such provision in any other jurisdiction.

         17. Neither Senior Lender nor Junior Lender, nor any of their respective directors, officers, agents or employees, shall be responsible to the other or to any other person for (i) Borrower's solvency, financial condition or ability to repay its indebtedness, (ii) any oral or written statement of Borrower, or (iii) the validity or enforceability of such indebtedness, any promissory note, mortgage, security agreement or the security interests and liens granted by Borrower to Senior Lender or Junior Lender.
Both Senior Lender and Junior Lender have entered into their respective financing arrangements with Borrower based upon independent investigation, and neither Senior Lender nor Junior Lender makes any warranty or representation to the other, nor relies upon any warranty or representation of the other.

         18. This Agreement constitutes the entire agreement and understanding between the parties hereto with respect to the relationship between Junior Lender and Senior Lender.

         19. The Senior Lender and the Junior Lender agree that any action or proceeding to enforce or arising out of this Agreement may be commenced in the courts of Dallas County, State of Texas, and in the Northern District of Texas, and the Junior Lender waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail to the Junior Lender, or as otherwise provided by the laws of such state or the United States.

         20. THE PARTIES TO THIS AGREEMENT ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREBY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES, AND THEREFORE, THE PARTIES AGREE THAT ANY LAWSUIT GROWING OUT OF ANY SUCH CONTROVERSY WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT JURY. TRIAL BY A JUDGE SITTING WITHOUT A JURY WILL FURTHER RESULT IN THE AVOIDANCE OF DELAYS, A STREAMLINING OF THE PROCEEDINGS INVOLVED AND, AS A RESULT, WILL MINIMIZE THE EXPENSE OF ANY SUCH LAWSUIT FOR THE BENEFIT OF EACH PARTY TO THIS AGREEMENT. JUNIOR LENDER AND SENIOR LENDER EACH HEREBY WAIVES TRIAL BY JURY, RIGHTS OF SETOFF, AND THE RIGHT TO IMPOSE COUNTERCLAIMS (EXCEPT FOR COMPULSORY COUNTERCLAIMS) IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE SENIOR INDEBTEDNESS, THE JUNIOR INDEBTEDNESS, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT HERETO OR THERETO, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN THE PARTIES HERETO. SENIOR LENDER AND JUNIOR LENDER HEREBY CONFIRM THAT THE FOREGOING WAIVERS ARE INFORMED AND FREELY MADE.

         21. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW). THE RULES OF PRACTICE AND PROCEDURE FOR THE
ARBITRATION OF COMMERCIAL DISPUTES OF ENDISPUTE, INC., A/K/A J.A.M.S./ENDISPUTE ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

                 i. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE BORROWER'S DOMICILE AT TIME OF THIS AGREEMENT'S

         EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE.
         ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

                 ii. RESERVATION OF RIGHTS. NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR (II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDER HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR
         (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR
         (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         22. This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same Agreement.

         23. The prevailing party in any litigation brought with respect to the subject matter of this Agreement shall be entitled to the recovery of its legal fees and expenses with respect to such litigation.

         24. Junior Lender shall endeavor to promptly notify Senior Lender in writing in the event of any non- payment or non-performance by Borrower under the Junior Indebtedness Documents.

         25. The terms and conditions of this Agreement may be specifically enforced.

                  [Next following page is the signature page]

         IN WITNESS WHEREOF, the parties have executed this Agreement on the dates specified in the acknowledgments below to be effective as of the date first written above.



                                              NATIONSBANK OF TEXAS, N.A.



                                              By: /s/ Greg Nicholas
                                              -------------------------------
                                              Name:  Greg Nicholas
                                              Title:  Vice President



                                              /s/ Glenn D. Bollinger
                                              -------------------------------
                                              GLENN D. BOLLINGER



                                              /s/ Bobby D. Bollinger
                                              -------------------------------
                                              BOBBY D. BOLLINGER



                                              /s/ Dell Bollinger
                                              -------------------------------
                                              DELL BOLLINGER

         The undersigned acknowledges and agrees to the foregoing terms and conditions of this Agreement and agrees that: (A) the undersigned will not make any payment or distribution or otherwise take any action which would result in a breach or violation hereof or a default hereunder and (B) a breach or violation hereof or default hereunder shall, at the option of the Senior Lender, constitute an Event of Default under the Senior Deed of Trust and shall entitle the Senior Lender to declare all or any part of the Senior Indebtedness immediately due and payable and to otherwise exercise all of the rights and remedies available to the Senior Lender with respect thereto.


BOLLINGER INDUSTRIES, L.P.

By:      Bollinger Operating Corp.,
         a Nevada corporation, its
         general partner


By: /s/ Glenn D. Bollinger
   -----------------------------------------
Name:  Glenn D. Bollinger
Title:  Chairman and Chief Executive Officer

STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )

         This instrument was acknowledged before me on June 19, 1996, by Greg Nicholas, Vice President of NationsBank of Texas, N.A., a national banking association, on behalf of such national banking association.

[S E A L]


My Commission Expires:                        /s/ Donna M. Malizia
                                              -------------------------------
                                              Notary Public in and for
                                              the State of Texas
                                              -------------------------------

11/9/98                                       Printed Name: Donna M. Malizia
- - -------                                       -------------------------------


STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )

         This instrument was acknowledged before me on June 18, 1996, by Glenn
D. Bollinger.

[S E A L]


My Commission Expires:                        /s/ Valerie A. Romberg
                                              --------------------------------
                                              Notary Public in and for
                                              the State of Texas

2-26-99                                       Printed Name: Valerie A. Romberg
- - -------                                       --------------------------------

STATE OF TEXAS           )
                         )
COUNTY OF DALLAS         )

         This instrument was acknowledged before me on June 18, 1996, by Bobby
D. Bollinger.

[S E A L]


My Commission Expires:                        /s/ Valerie A. Romberg
                                              --------------------------------
                                              Notary Public in and for
                                              the State of Texas

2-26-99                                       Printed Name: Valerie A. Romberg
- - -------                                                     -------------------



STATE OF TEXAS           )
                         )
COUNTY OF DALLAS         )

 This instrument was acknowledged before me on June 18, 1996, by Dell Bollinger.

[S E A L]


My Commission Expires:                        /s/ Valerie A. Romberg
                                              --------------------------------
                                              Notary Public in and for
                                              the State of Texas

2-26-99                                       Printed Name: Valerie A. Romberg
- - -------                                                     ------------------

                                   EXHIBIT A


                               The Real Property


Subject property on Southwest corner of Airport Freeway and Shoaf Drive and is known as 222 West Airport Freeway, Irving, Texas. Subject property is legally described as:

BEING a tract of land out of the J.C. Read Survey, Abstract No. 1182, in the City of Irving, Dallas County, Texas, being more particularly described by metes and bounds as follows:

BEGINNING at a point at the intersection at South line of State Highway 183 with the West line of Shoaf Drive (a 50 foot wide street);

THENCE South 00degrees, 34 minutes 42 seconds West along said West line of Shoaf Drive for a distance of 413.48 feet to a point for corner;

THENCE North 89degrees, 38 minutes, 02 seconds West for a distance of 174.83 feet to a point for corner;

THENCE North 00degrees, 28 minutes, 38 seconds East for 413.48 feet to a point in the South line of State Highway 183 for corner;

THENCE South 89degrees, 38 minutes, 00 seconds East along said South line of State Highway 183 for a distance of 175.56 feet to place of beginning.